                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                       15(d) OF THE SECURITIES ACT OF 1934


                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       December 22, 1997  (December 5, 1997)


                           RECYCLING INDUSTRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                  0-20179                  84-1103445
       -------------              ---------               --------------
      (State or other            (Commission             (I.R.S. Employer
        jurisdiction             File Number)           Identification No.)
     of incorporation)


                     9780 South Meridian Boulevard, No. 180
                           Englewood, Colorado  80112
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 790-7372


                           384 Inverness Drive South
                                   Suite 211
                              Englewood, CO 80112
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 5, 1997 and December 8, 1997, the Registrant completed the following six acquisitions:

ACQUISITION OF THE ASSETS OF GROSSMAN BROTHERS COMPANY AND MILWAUKEE METAL BRIQUETTING CO., INC.

     On December 5, 1997, Recycling Industries of Wisconsin, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Grossman Brothers Company, Inc. and Milwaukee Metal Briquetting Co., Inc. (collectively "Grossman").
Grossman was a privately held metals recycler with operations in the Milwaukee, Wisconsin area.

     The assets acquired from Grossman consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant is leasing, with an option to purchase, the real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for Grossman was $3,987,000, comprised of $3,727,000 of cash and the assumption of $260,000 of Grossman's liabilities. The purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Grossman.

ACQUISITION OF THE ASSETS OF CENTRAL METALS COMPANY, INC.

     On December 5, 1997, Recycling Industries of Atlanta, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Central Metals Company, Inc. ("Central"), a privately held metals recycler with operations in the Atlanta, Georgia area.

     The assets acquired from Central consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The real property and buildings owned and used by Central in the metals recycling business have been placed into escrow and are being leased by the Registrant until Central can provide clear title to these assets, at which time the Registrant will complete the purchase of the real property and buildings. The Registrant is leasing certain equipment used in the metals recycling business from an affiliate of Central.

     The total purchase price for Central was $30,979,000, comprised of $20,679,000 of cash and 800,000 shares of the Registrant's common stock, $.001 par value per share (the "Common

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Stock") having an agreed value of $12.50 per share or $10,000,000. The
Registrant also assumed $300,000 of Central's liabilities.

     The Registrant has guaranteed that the aggregate market value of the 800,000 shares of Common Stock issued to Central will be at least $10,000,000 on December 4, 1999. If the market value of the Common Stock is less than $10,000,000, the Registrant will issue shares of Common Stock to Central having a market value equal to the difference between $10,000,000 and the market value of the 800,000 shares of Common Stock initially issued to Central.

     In connection with the acquisition, Central was issued warrants to acquire up to 200,000 shares of the Registrant's common stock for $15.00 per share, exercisable upon satisfaction of certain financial performance conditions related to the operations of Recycling Industries of Atlanta, Inc. (the "Contingent Warrants"). The exercise price per share of the Contingent Warrants is subject to adjustment at the time of exercise so that the aggregate spread between the exercise price of all Contingent Warrants and the market value of the Common Stock received upon exercise of the Contingent Warrants is not less than $1,000,000. The Registrant also granted "piggyback" registration rights to the holders of the Contingent Warrants with respect to the shares of Common Stock received upon their exercise.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Central.

ACQUISITION OF THE ASSETS OF MONEY POINT LAND HOLDING CORPORATION AND MONEY POINT DIAMOND CORPORATION

     On December 5, 1997, Recycling Industries of Chesapeake, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of Money Point Land Holding Corporation and Money Point Diamond Corporation (collectively "Money Point"). Money Point was a privately held metals recycler with operations in the Chesapeake, Virginia area.

     The assets acquired from Money Point consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from Money Point certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for Money Point was $19,900,000, comprised of $16,900,000 of cash and 10,000 shares of the Registrant's Series E Redeemable Convertible Preferred Stock (the "Series E Preferred") having a stated value of $3,000,000.

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     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 5, 2000, the Series E Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $3,000,000. Unless Money Point elects to retain the shares of Common Stock received upon conversion of the Series E Preferred (the "Series E Conversion Shares"), the Registrant will assist Money Point in selling the Series E Conversion Shares on or before January 4, 2001. If the sale of the Series E Conversion Shares yields net proceeds of less than $3,000,000, the Registrant will pay the difference to Money Point. The Registrant has granted "piggyback" registration rights to the holders of the Series E Preferred with respect to the Series E Conversion Shares.

     The Registrant will continue the metals recycling operations of Money
Point.

ACQUISITION OF WM. LANS SONS' CO., INC.

     On December 8, 1997, the Registrant acquired from Bertram Lans, Bruce Lans and Scott Lans all of the issued and outstanding capital stock of Wm. Lans Sons' Co., Inc. ("Lans"), a privately held metals recycler with operations in the South Beloit, Illinois, area.

     The assets owned by Lans consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from an affiliate of Lans certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for Lans was $25,500,000, comprised of $22,000,000 of cash and 10,000 shares of the Registrant's Series I 8% Redeemable Convertible Preferred Stock (the "Series I Preferred") having a stated value of $3,500,000.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility Subordinated Notes and sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 8, 1999, the Series I Preferred will automatically convert into that number of shares of Common Stock having a market value on the date of conversion of not less than $3,500,000. The Registrant has agreed to register on or before December 5, 2000 the shares of Common Stock received upon conversion of the Series I Preferred.

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     The Registrant will continue the metals recycling operations of Lans.

ACQUISITION OF THE ASSETS OF THE BRENNER COMPANIES, INC.

     On December 5, 1997, Recycling Industries of Winston-Salem, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of the Brenner Companies, Inc. ("Brenner"), a privately held metals recycler with operations in the Winston-Salem, North Carolina area.

     The assets acquired from Brenner consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from Brenner certain real property, buildings and leasehold improvements used in the metals recycling business.

     The total purchase price for the Brenner assets was $23,773,000, comprised of $15,683,000 of cash, 14,000 shares of the Registrant's Series F 6 1/2% Redeemable Convertible Preferred Stock (the "Series F Preferred") having a stated value of $3,500,000, 14,000 shares of the Registrant's Series G 6 1/2% Redeemable Convertible Preferred Stock (the "Series G Preferred") having a stated value of $3,500,000 and the assumption of $1,090,000 of Brenner's deferred compensation labilities.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 5, 2000, the Series F Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $3,500,000. Brenner has the right to require the Registrant to find a purchaser of the shares of common stock received upon conversion of the Series F Preferred (the "Series F Conversion Shares") on or before December 5, 2000. If the sale of the Series F Conversion Shares yields net proceeds of less than $3,500,000, the Registrant will pay the difference to Brenner. The Registrant has agreed to register on or before December 5, 2000 the Series F Conversion Shares, unless such shares may be sold by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act") or any equivalent provision then in effect.

     If not earlier redeemed or converted, on December 5, 2000, the Series G Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $3,500,000. The Registrant has agreed to register on or before December 5, 2000 the shares of Common Stock received upon conversion of the Series G Preferred, unless such shares may be sold by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act or any equivalent provision then in effect.

     The Registrant will continue the metals recycling operations of Brenner.

ACQUISITION OF THE ASSETS OF UNITED METAL RECYCLERS, INC.

          On December 5, 1997, Recycling Industries of Greensboro, Inc., a wholly-owned subsidiary of the Registrant, acquired substantially all of the scrap metals recycling assets and business of United Metal Recyclers, Inc. ("United"), a privately held metals recycler with operations in the Kernersville, North Carolina area.

     The assets acquired from United consist of heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metals. The Registrant also purchased from United certain real property, buildings and leasehold improvements used in the metals recycling business and United's 50% interest in another metals recycling facility located in the Greensboro, North Carolina area.

     The total purchase price for the United assets was $41,664,000, comprised of $35,975,000 of cash and 12,000 shares of the Registrant's Series H 6% Secured Redeemable Convertible Preferred Stock having a stated value of $5,689,000.

     The cash portion of the purchase price was financed, in part, from the proceeds of the Senior Secured Credit Facility, Subordinated Notes and Sale of Common Stock described in Item 5, below. The purchase price was determined through arm's length negotiations and based upon an independent appraisal.

     If not earlier redeemed or converted, on December 5, 2000, the Series H Preferred will automatically convert into that number of shares of Common Stock having an aggregate market value on the date of conversion of not less than $6,000,000. United has the right to require the Registrant to find a purchaser of the shares of common stock received upon conversion of the Series H Preferred (the "Series H Conversion Shares") on or before December 5, 2000. If the sale of the Series H Conversion Shares yields net proceeds of less than $6,000,000, the Registrant will pay the difference to United. The Registrant has agreed to register on or before December 5, 2000 the Series H Conversion shares, unless such shares may be sold by the holder thereof pursuant to Rule 144(k) promulgated under the Securities Act or any equivalent provision then in effect.

     The Registrant will continue the metals recycling operations of United.

ITEM 5.  OTHER EVENTS.

     The acquisitions described in Item 2, above, were financed, in part, by the following:

SENIOR SECURED CREDIT FACILITY

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     On December 5, 1997, the Registrant and its subsidiaries entered into a
$150 million Senior Secured Credit facility with General Electric Capital Corporation as agent for the lenders (the "Credit Facility"). The Credit facility is comprised of (i) a $45 million revolving credit facility; (ii) a $40 million term loan due December 5, 2003, with accrued interest and principal payable quarterly; (iii) a $40 million term loan due on the earlier of December 5, 2005 or six months prior to the maturity of the Subordinated Notes discussed below; and (iv) a $25 million acquisition line of credit due December 5, 2003, with accrued interest and principal payable quarterly

     Loans made under the Credit Facility bear interest at either (i) the higher of (a) the Prime Rate quoted in the WALL STREET JOURNAL plus .75%, and
(b) the Federal Funds rate plus 50 basis points per annum plus .75%, or (ii) at the option of the Registrant upon satisfaction of certain conditions, the LIBOR rate plus 2.25%. The Credit facility is secured by substantially all of the Registrant's assets.

SUBORDINATED NOTES

     On December 5, 1997, the Registrant issued $60 million of 13% Senior Subordinated Notes due 2005 to a group of investors including Sun America Life Insurance Company.

SALE OF COMMON STOCK

     In connection with the Credit Facility and the issuance of the Subordinated Notes, the Company sold 1,666,666 shares of its Common Stock for an aggregate of $10 million to various accredited investors in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Financial Statements for the businesses acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

(b) PRO-FORMA FINANCIAL INFORMATION.

     Pro-Forma financial information reflecting the effect of the businesses acquired as described in Item 2, above, will be filed by amendment to this Form 8-K.

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

(c)  EXHIBITS

     Exhibit
      Number   Description
      ------   -----------
     2.1       Agreements related to the Acquisition of the Assets of Grossman
               Brothers Company and Milwaukee Metal Briquetting Co., Inc.

     2.1.1 Asset Purchase Agreement dated October 31, 1997, by and among Recycling Industries of Wisconsin, Inc., a Colorado corporation, Recycling Industries, Inc., a Colorado corporation, Grossman Brothers Company, Inc., a Wisconsin corporation, Milwaukee Metal Briquetting Co., Inc., a Wisconsin corporation, and Arthur Grossman.*

     2.1.2 Amendment to Asset Purchase Agreement dated December 5, 1997, by and among Recycling Industries of Wisconsin, Inc., Recycling Industries, Inc., Grossman Brothers Company, Inc. and Milwaukee Metal Briquetting Co., Inc.

     2.2 Asset Purchase Agreement dated December 4, 1997 by and among Recycling Industries, Inc., a Colorado corporation, Recycling Industries of Atlanta, Inc., a Colorado corporation, and Central Metals Company, Inc., a Georgia corporation.*

     2.3 Asset Purchase Agreement dated December 5, 1997 by and among Recycling Industries of Chesapeake, Inc., a Colorado corporation, Recycling Industries, Inc., a Colorado corporation, Money Point Land Holding Corporation, a Virginia corporation, Money Point Diamond Corporation, a Virginia corporation, George B. Ginsburg, the Fred Jacobson Revocable Trust, a Virginia trust, and the Dorothy G. Jacobson Revocable Trust, a Virginia trust.*

     2.4 Stock Purchase Agreement dated December 8, 1997, by and among Recycling Industries, Inc., a Colorado corporation, Wm. Lans Sons' Co., Inc., an Illinois corporation, Bertram Lans, Bruce Lans and Scott Lans.*

     2.5 Asset Purchase Agreement dated December 4, 1997 by and among Recycling Industries of Winston-Salem, Inc., a Colorado corporation, Recycling Industries, Inc., a Colorado corporation, Brenner Companies, Inc., a North Carolina corporation, Frank

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               Brenner, Mike Brenner and the Shareholder of the Brenner
               Companies, Inc.*

     2.6 Asset Purchase Agreement dated December 4, 1997 by and among Recycling Industries of Greensboro, Inc., a Colorado corporation, Recycling Industries, Inc., a Colorado corporation, United Metal Recyclers, a North Carolina general partnership, Brenner Companies, Inc., a North Carolina corporation, and Levin Brothers, Inc., a North Carolina corporation.*


     3(i).1 Articles of Amendment to the Amended and Restated Articles of Incorporation of Recycling Industries, Inc. - Designation of Preferences, Limitations and Relative Rights of the Series E Redeemable Convertible Preferred Stock of Recycling Industries, Inc.

     3(i).2 Articles of Amendment to the Amended and Restated Articles of Incorporation of Recycling Industries, Inc. - Designation of Preferences, Limitations and Relative Rights of the Series F 6 1/2% Redeemable Convertible Preferred Stock of Recycling Industries, Inc.

     3(i).3 Articles of Amendment to the Amended and Restated Articles of Incorporation of Recycling Industries, Inc. - Designation of Preferences, Limitations and Relative Rights of the Series G 6 1/2% Redeemable Convertible Preferred Stock of Recycling Industries, Inc.

     3(i).4 Articles of Amendment to the Amended and Restated Articles of Incorporation of Recycling Industries, Inc. - Designation of Preferences, Limitations and Relative Rights of the Series H 6% Secured Redeemable Convertible Preferred Stock of Recycling Industries, Inc.

     3(i).5 Articles of Amendment to the Amended and Restated Articles of Incorporation of Recycling Industries, Inc. - Designation of Preferences, Limitations and Relative Rights of the Series I 8% Redeemable Convertible Preferred Stock of Recycling Industries, Inc.

     4.1       Indenture dated December 4, 1997.

                                              -9-
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     10.1      Credit Agreement dated December 4, 1997, among Recycling
               Industries, Inc., a Colorado corporation, Nevada Recycling, Inc., a Nevada corporation, NR Holdings, Inc., a Nevada corporation, Recycling Industries of Texas, Inc., a Colorado corporation, Recycling Industries of Missouri, Inc., a Colorado corporation, Recycling Industries of Georgia, Inc., a Colorado corporation, Recycling Industries of Atlanta, Inc., a Colorado corporation, Weissman Industries, Inc., an Iowa corporation, Recycling Industries of South Carolina, Inc., a Colorado corporation, Recycling Industries of Chesapeake, Inc., a Colorado corporation, Recycling Industries of Greensboro, Inc., a Colorado corporation, Recycling Industries of Winston-Salem, Inc., a Colorado corporation, William Lans Sons Company, an Illinois corporation, Recycling Industries of Wisconsin, Inc., a Colorado corporation, and General Electric Capital Corporation, a New York corporation, and BankBoston, N.A.


----------
     * Exhibit has been filed without exhibits, schedules or attachments. Upon request, the Registrant will furnish supplementally to the Commission any of the omitted exhibits, schedules or attachments.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RECYCLING INDUSTRIES, INC.



Date: December 22, 1997                   By /s/ Thomas J. Wiens
                                             --------------------------------
                                             Thomas J. Wiens, Chairman and
                                             CEO





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